Exhibit 99.2

07/99                                                                     Page 1


                    MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                 SERIES 1995-A
                         CC MASTER CREDIT CARD TRUST II
               (Formerly Chevy Chase Master Credit Card Trust II)


RECEIVABLES

Beginning of the Month Principal Receivables:                                      $       2,970,295,835.51
Beginning of the Month Finance Charge Receivables:                                 $         125,373,372.08
Beginning of the Month Discounted Receivables:                                     $                   0.00
Beginning of the Month Total Receivables:                                          $       3,095,669,207.59


Removed Principal Receivables:                                                     $                   0.00
Removed Finance Charge Receivables:                                                $                   0.00
Removed Total Receivables:                                                         $                   0.00


Additional Principal Receivables:                                                  $                   0.00
Additional Finance Charge Receivables:                                             $                   0.00
Additional Total Receivables:                                                      $                   0.00


Discounted Receivables Generated this Period:                                      $                   0.00


End of the Month Principal Receivables:                                            $       2,930,005,220.60
End of the Month Finance Charge Receivables:                                       $         126,388,522.60
End of the Month Discounted Receivables:                                           $                   0.00
End of the Month Total Receivables:                                                $       3,056,393,743.20


Special Funding Account Balance                                                    $                   0.00
Aggregate Invested Amount (all Master Trust Series)                                $       2,330,000,000.00
End of the Month Transferor Amount                                                 $         600,005,220.60
End of the Month Transferor Percentage                                                                20.48%


DELINQUENCIES AND LOSSES

End of the Month Delinquencies:                                                       RECEIVABLES


           30-59 Days Delinquent                                                   $          72,749,569.96
           60-89 Days Delinquent                                                   $          45,635,327.96
           90+ Days Delinquent                                                     $          98,448,037.86
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07/99                                                                     Page 2



       Total 30+ Days Delinquent                                                   $         216,832,935.78
       Delinquent Percentage                                                                           7.09%

Defaulted Accounts During the Month                                                $          22,481,127.60
Annualized Default Percentage                                                                          9.08%

Principal Collections                                                                        404,865,548.68
Principal Payment Rate                                                                                13.63%

Total Payment Rate                                                                                    14.48%


INVESTED AMOUNTS


       Class A Initial Invested Amount                                             $         368,000,000.00
       Class B Initial Invested Amount                                             $          32,000,000.00

INITIAL INVESTED AMOUNT                                                            $         400,000,000.00

       Class A Invested Amount                                                     $         368,000,000.00
       Class B Invested Amount                                                     $          32,000,000.00

INVESTED AMOUNT                                                                    $         400,000,000.00

FLOATING ALLOCATION PERCENTAGE                                                                        13.47%
PRINCIPAL ALLOCATION PERCENTAGE                                                                       13.47%


MONTHLY SERVICING FEE                                                              $             500,000.00

INVESTOR DEFAULT AMOUNT                                                            $           3,027,466.01


CLASS A AVAILABLE FUNDS--


CLASS A FLOATING PERCENTAGE                                                                           92.00%

       Class A Finance Charge Collections                                          $           5,835,721.35
       Other Amounts                                                               $                   0.00

TOTAL CLASS A AVAILABLE FUNDS                                                      $           5,835,721.35

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07/99                                                                     Page 3



        Class A Monthly Interest                                                   $           1,776,213.33
        Class A Servicing Fee                                                      $             460,000.00
        Class A Investor Default Amount                                            $           2,785,268.73

TOTAL CLASS A EXCESS SPREAD                                                        $             814,239.29


REQUIRED AMOUNT                                                                    $                   0.00


CLASS B AVAILABLE FUNDS


CLASS B FLOATING PERCENTAGE                                                                            8.00%

       Class B Finance Charge Collections                                          $             507,454.05
       Other Amounts                                                               $                   0.00

TOTAL CLASS B AVAILABLE FUNDS                                                      $             507,454.05


        Class B Monthly Interest                                                   $             157,582.22
        Class B Servicing Fee                                                      $              40,000.00

TOTAL CLASS B EXCESS SPREAD                                                        $             309,871.83



EXCESS SPREAD --


TOTAL EXCESS SPREAD                                                                $           1,124,111.12


       Excess Spread Applied to Required Amount                                    $                   0.00

       Excess Spread Applied to Class A Investor                                   $                   0.00
       Charge Offs

       Excess Spread Applied to Class B Items                                      $             242,197.28

       Excess Spread Applied to Class B Investor                                   $                   0.00
       Charge Offs
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07/99                                                                     Page 4

       Excess Spread Applied to Monthly Cash                                       $              29,866.67
       Collateral Fee

       Excess Spread Applied to Cash Collateral                                    $             852,047.17
       Account

       Excess Spread Applied to other amounts owed                                 $                   0.00
       Cash Collateral Depositor


TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR GROUP I                                                                        $                   0.00


EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                                                  $                   0.00


SERIES 1995-A EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO                                     $                   0.00
SERIES 1995-A

       Excess Finance Charge Collections Applied to                                $                   0.00
       Required Amount

       Excess Finance Charge Collections Applied to                                $                   0.00
       Class A Investor Charge Offs

       Excess Finance Charge Collections Applied to                                $                   0.00
       Class B Items

       Excess Finance Charge Collections Applied to                                $                   0.00
       Class B Investor Charge Offs

       Excess Finance Charge Collections Applied to                                $                   0.00
       Monthly Cash Collateral Fee

       Excess Finance Charge Collections Applied to                                $                   0.00
       Cash Collateral Account

       Excess Finance Charge Collections Applied to                                $                   0.00
       other amounts owed Cash Collateral Depositor


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07/99                                                                     Page 5

YIELD AND BASE RATE --


       Base Rate (Current Month)                                                                       6.94%
       Base Rate (Prior Month)                                                                         6.75%
       Base Rate (Two Months Ago)                                                                      7.16%

THREE MONTH AVERAGE BASE RATE                                                                          6.95%

       Portfolio Yield (Current Month)                                                                 9.95%
       Portfolio Yield (Prior Month)                                                                  13.92%
       Portfolio Yield (Two Months Ago)                                                               11.48%

THREE MONTH AVERAGE PORTFOLIO YIELD                                                                   11.78%


PRINCIPAL COLLECTIONS --

CLASS A PRINCIPAL PERCENTAGE                                                                          92.00%

       Class A Principal Collections                                               $          50,160,266.53

CLASS B PRINCIPAL PERCENTAGE                                                                           8.00%

       Class B Principal Collections                                               $           4,361,762.32

TOTAL PRINCIPAL COLLECTIONS                                                        $          54,522,028.85


REALLOCATED PRINCIPAL COLLECTIONS                                                  $                   0.00


SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                                  $                   0.00
SERIES


CLASS A AMORTIZATION --

       Controlled Amortization Amount                                              $                   0.00
       Deficit Controlled Amortization Amount                                      $                   0.00

CONTROLLED DISTRIBUTION AMOUNT                                                     $                   0.00
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07/99                                                                     Page 6
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
CLASS B AMORTIZATION --

       Controlled Amortization Amount                                              $                   0.00
       Deficit Controlled Amortization Amount                                      $                   0.00

CONTROLLED DISTRIBUTION AMOUNT                                                     $                   0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL                                $          54,522,028.85
SHARING


INVESTOR CHARGE OFFS --


CLASS A INVESTOR CHARGE OFFS                                                       $                   0.00

CLASS B INVESTOR CHARGE OFFS                                                       $                   0.00


PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                            $                   0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                                            $                   0.00


CASH COLLATERAL ACCOUNT --

       Required Cash Collateral Amount                                             $          52,000,000.00
       Available Cash Collateral Amount                                            $          52,000,000.00


INTEREST RATE CAP PAYMENTS --

       Class A Interest Rate Cap Payments                                          $                   0.00
       Class B Interest Rate Cap Payments                                          $                   0.00


TOTAL DRAW AMOUNT                                                                  $                   0.00
CASH COLLATERAL ACCOUNT SURPLUS                                                    $                   0.00


                                                   First USA Bank, NA
                                                   as Servicer


                                                   By:  /s/ Tracie H. Klein
                                                       ----------------------
                                                       Tracie H. Klein
                                                       First Vice President